UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities

                   Exchange Act of 1934 (Amendment No. ____ )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement

[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2)
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to SS. 240.14a-12

                                 GAM FUNDS, INC.

                (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box)
[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies: ____________

(2) Aggregate number of securities to which transaction applies: _______________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___________________________________

(4) Proposed maximum aggregate value of transaction: ___________________________

(5) Total fee paid: ____________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid: ____________________________________________________

(2) Form, Schedule or Registration Statement No.: ______________________________

(3) Filing Party: ______________________________________________________________

(4)  Date Filed: _______________________________________________________________

                                 GAM FUNDS, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the GAM Global Fund and GAM Japan Capital Fund Series, and the Class D Shareholders of the GAM International Fund and GAM Pacific Basin Fund Series of GAM Funds, Inc.

               A Special Meeting of Shareholders of the GAM Global Fund and GAM Japan Capital Fund Series, and the Class D Shareholders of the GAM International Fund and GAM Pacific Basin Fund Series of GAM Funds, Inc. (the "Company") will be held on July 12, 2004, at 3:00 P.M., at the offices of the Company on the 25th Floor, 135 East 57th Street, New York, New York 10022, for the following purposes:

     1. To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of GAM Global Fund; and

     2. To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of GAM Japan Capital Fund;

     3. To approve a Plan of Reorganization providing for the exchange of Class D Shares for Class A Shares of GAM International Fund; and

     4. To approve a Plan of Reorganization providing for the exchange of Class D Shares for Class A Shares of GAM Pacific Basin Fund.

               Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on May 18, 2004, are entitled to receive notice of and to vote at the meeting. Whether or not you intend to be present at the Special Meeting, we urge you to fill in, sign and promptly return the enclosed proxy or use the toll-free telephone number on the proxy card to vote your shares.

______________, 2004                                          Joseph J. Allessie
                                                              Secretary

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. PLEASE DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE MAIL YOUR PROXY PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION. YOU MAY USE THE TOLL-FREE NUMBER ON THE PROXY CARD TO VOTE YOUR SHARES OR VOTE VIA THE INTERNET ADDRESS PROVIDED ON THE PROXY CARD.

IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD, YOU WILL RECEIVE INSTRUCTIONS THAT YOU MUST FOLLOW IN ORDER TO VOTE.

                                 GAM FUNDS, INC.
                              135 EAST 57TH STREET
                            NEW YORK, NEW YORK 10022

                                 PROXY STATEMENT

INTRODUCTION

        This proxy statement and proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of GAM Funds, Inc., a Maryland corporation (the "Company"), for use at a special meeting (the "Special Meeting") of Shareholders of the GAM Global Fund (the "Global Fund") and GAM Japan Capital Fund (the "Japan Fund"), and the Class D Shareholders of the GAM International Fund (the "International Fund") and GAM Pacific Basin Fund (the "Pacific Fund") Series (each a "Fund" and collectively the "Funds") of the Company to be held on July 12, 2004, at 3:00 P.M. at the offices of the Company on the 25th Floor, 135 East 57th Street, New York, New York 10022, and any adjournments. This proxy statement and enclosed form of proxy are expected to be mailed to shareholders of record commencing on or about May 30, 2004.

        The Company currently consists of eight Series, GAM American Focus Fund, GAM International Fund, GAM Global Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund, GAM Europe Fund, GAM Gabelli Long/Short Fund and GAMerica Capital Fund. Brown Brothers Harriman & Co., Private Bankers, 40 Water Street, Boston, Massachusetts 02109, is the Company's Administrator, and GAM Services, Inc. ("GAM Services"), 135 East 57th Street, New York, New York 10022, is the Company's principal underwriter.

        Any proxy received in time for the Special Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR all of the matters specified in the proxy.

        The enclosed proxy is revocable by you at any time prior to the Special Meeting by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.

        The Company may utilize the services of its officers, who will not receive any compensation therefor, to solicit proxies by telephone, by telegraph, by e-mail and in person. The Company may also request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of shares of record. The cost of soliciting proxies will be paid by the Company.

        A copy of the Company's most recent annual report and most recent semi-annual report has been mailed to all shareholders of record at the close of business of the Company's fiscal year and most recently ended semi-annual period. If you would like to receive additional copies of any report, please contact GAM Funds, Inc. by calling (800) 426-4685, option 3; writing to 135 East

57th Street, New York, New York 10022; or visiting our website at WWW.GAM.COM. All copies are provided free of charge.

        The following table summarizes the proposals applicable to each Fund.

----------------------------------------------------------------------------------------------------------------------
   Proposal #         Proposal Description                                             Applicable Fund
----------------------------------------------------------------------------------------------------------------------
        1             To approve a Plan of Dissolution and Liquidation  providing      GAM Global Fund
                      for the complete dissolution,  liquidation, and termination of the GAM Global Fund
----------------------------------------------------------------------------------------------------------------------
        2             To approve a Plan of Dissolution and Liquidation  providing      GAM Japan Capital Fund
                      for the complete dissolution,  liquidation, and termination of the GAM Japan Capital Fund
----------------------------------------------------------------------------------------------------------------------
        3             To  approve  a Plan  of  Reorganization  providing  for the      GAM International Fund*
                      exchange  of the  Class D Shares  for the Class A Shares of      Class D Shares
                      the GAM International Fund
----------------------------------------------------------------------------------------------------------------------
        4             To  approve  a Plan  of  Reorganization  providing  for the      GAM Pacific Basin Fund*
                      exchange  of the  Class D Shares  for the Class A Shares of      Class D Shares
                      the GAM Pacific Basin Fund
----------------------------------------------------------------------------------------------------------------------

* Voting on Proposals 3 and 4 will be limited to the holders of Class D Shares of each of GAM International Fund and GAM Pacific Basin Fund.

        Shares of each class of each Fund issued and outstanding as of April 30, 2004, are indicated in the following table:

----------------------------------------------------------------------------------------------------------------------
Fund Series                   Class A Shares          Class B Shares          Class C Shares          Class D Shares
----------------------------------------------------------------------------------------------------------------------
GAM Global Fund                 274,366.30              57,834.22               36,166.79              15,122.56
----------------------------------------------------------------------------------------------------------------------
GAM Japan Capital Fund          213,839.56              44,610.72               14,153.83                 ---
----------------------------------------------------------------------------------------------------------------------
GAM International Fund         5,782,220.77             636,493.59              329,774.11            185,829.30
----------------------------------------------------------------------------------------------------------------------
GAM Pacific Basin Fund         1,751,937.77             116,730.36              64,669.23              32,000.42
----------------------------------------------------------------------------------------------------------------------

        Taken together, these shares constituted all of the outstanding securities of the Funds as of April 30, 2004. To the knowledge of the Company, substantial (5% or more) record or beneficial ownership of each Fund on April 30, 2004, was as follows:



------------------------------------------------------------------------------------------------------------------------------------
                                   GAM Japan Capital Class A      GAM Japan Capital Class B      GAM Japan Capital Class C
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH                      23,330.0280                    16,859.3590                    6,692.5320
SPECIAL CUSTODY ACCOUNT            10.76%                         37.79%                         47.28%
FOR THE EXCLUSIVE BENEFIT OF
CUST OF MLPF&S ATTN FUND
ADMINISTRATION 4800 DEER
LAKE DR E JACKSONVILLE FL
32246-6486
------------------------------------------------------------------------------------------------------------------------------------
FISERV SECURITIES, INC.            12,340.0000
FAO 58801429                       5.69%
ATTN: MUTUAL FUNDS
ONE COMMERCE SQUARE
2005 MARKET STREET
SUITE 1200
PHILADELPHIA PA 19103-7084
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC            67,166.1270
SPECIAL CUSTODY ACCOUNT            30.98%
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
UBS FINANCIAL SERVICES                                            4,427.6090
INC. FBO                                                          9.92%
FLORENCE E. LINN TTEE
FOR THE FLORENCE E. LINN
TRUST
OF 1998 DTD 2/10/98
4715 MORELLA AVE
VALLEY VILLAGE CA
91607-4014
------------------------------------------------------------------------------------------------------------------------------------
UBS FINANCIAL SERVICES                                            6,617.4540
INC. FBO                                                          14.83%
LENA GILBERT AND
SANDRA J SYMSON CO- TTEES
OF TRUST DTD 04/20/91
4621 WHITE OAK AVE
ENCINO CA 91316-3832
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
WACHOVIA SECURITIES, LLC                                          2,382.0000
FBO                                                               5.34%
WACHOVIA BANK N.A T/F
PROTEIN TECH INTRNL,
JAPANESE
RET/TR FBO YUKIKO HASHIMOTO
1 RAVINIA DR STE 400
ATLANTA GA  30346-2115
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
WACHOVIA SECURITIES, LLC                                          3,892.7340
FBO                                                               8.73%
MR E FRED FLORES
IRA ROLLOVER DTD
03/11/03
20573 GERNSIDE DR
WALNUT CA 91789-3740
------------------------------------------------------------------------------------------------------------------------------------
FAHNESTOCK & CO. INC.                                             2,915.7740
F/B/O                                                             6.54%
LAWRENCE SILVER IRA
154 S DEMARAST AVE.
BERGENFIELD NJ 07621-2859
------------------------------------------------------------------------------------------------------------------------------------
FISERV SECURITIES, INC.                                                                          1,837.3430
FAO 80124167ATTN: MUTUAL                                                                         12.98%
FUNDS
ONE COMMERCE SQUARE
2005 MARKET STREET
SUITE 1200
PHILADELPHIA PA 19103-7008
------------------------------------------------------------------------------------------------------------------------------------
ROBERT W BAIRD & CO.                                                                             1,903.4180
INC.                                                                                             13.45%
A/C 4179-3867
777 E WISCONSIN AVE
MILWAUKEE WI 53202-5300
------------------------------------------------------------------------------------------------------------------------------------
SOUTHWEST SECURITIES INC                                                                         1,971.6330
FBO                                                                                              13.93%
RAYMOND A NAIZER
ACCT 57764036
PO BOX 509002
DALLAS TX 75250-9002
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              GAM Global               GAM Global               GAM Global               GAM Global
                              Class A Class            Class B Class            Class C Class            Class D Class
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH                 34,205.2670              13,097.9950              15,522.7460              3,713.0440
SPECIAL CUSTODY ACCOUNT       12.44%                   22.65%                   42.92%                   24.55%
FOR THE EXCLUSIVE BENEFIT
OF CUST OF MLPF&S
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6486
------------------------------------------------------------------------------------------------------------------------------------
FISERV SECURITIES,            19,043.6760
INC.                          6.93%
FAO 58801434
ATTN: MUTUAL FUNDS
ONE COMMERCE SQUARE
2005 MARKET STREET
SUITE 1200
PHILADELPHIA PA 19103-7084
------------------------------------------------------------------------------------------------------------------------------------
JOHN I LEVY                   37,536.5900
5839 DESCO DR                 13.65%
DALLAS TX 75225-1602
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO           16,927.2240
INC                           6.16%
SPECIAL CUSTODY ACCOUNT
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
UBS FINANCIAL SERVICES                                                          2,229.3700
INC. FBO                                                                        6.16%
NICHOLAS PAGLIN0
JOHN PAGLINO
333 WEST 21ST ST.
APT. #FE
NEW YORK NY 10011-3064
------------------------------------------------------------------------------------------------------------------------------------
CITIGROUP GLOBAL MARKETS,                                                       2,149.9830
INC.                                                                            5.94%
00181964052
333 W 34TH ST FL 3
NEW YORK NY 10001-2402
------------------------------------------------------------------------------------------------------------------------------------
CITIGROUP GLOBAL MARKETS,                                                                                2,245.2940
INC.                                                                                                     14.85%
00160927813
333 W 34TH ST FL 3
NEW YORK NY  10001-2402
------------------------------------------------------------------------------------------------------------------------------------
L LUCILLE DANIELS                                                                                        861.2630
503 D E GAMBIER ST                                                                                       5.70%
MOUNT VERNON OH 43050
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
                              GAM International   GAM Pacific Basin
                              Class D             Class D
---------------------------------------------------------------------

---------------------------------------------------------------------
MERRILL                       29,058.5430
LYNCH                         15.64%
SPECIAL CUSTODY ACCOUNT
FOR THE EXCLUSIVE BENEFIT
OF CUST OF MLPF&S
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL  32246-6486
---------------------------------------------------------------------
BEAR STEARNS SECURITIES                           1,896.6000
CORP.                                             5.56%
FBO 517-26064-19
1 METROTECH CENTER
NORTH
BROOKLYN NY 11201-3870
---------------------------------------------------------------------
CITIGROUP GLOBAL MARKETS                          2,124.6650
INC.                                              6.23%
00110G03634
333 WEST 34TH STREET
3RD FLOOR
NEW YORK NY  10001-2402
---------------------------------------------------------------------


        To the knowledge of the Company, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any class of any Fund on that date.

        On May 18, 2004, the record date for determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournments thereof, no director or officer of the Company had a substantial interest, by security holding or otherwise, either direct or indirect, in any matter to be acted upon. Each whole share is entitled to one vote and any fractional shares are entitled to a fractional vote.

PROPOSAL ONE:  APPROVAL OR  DISAPPROVAL  OF  PROPOSED  PLAN OF  DISSOLUTION  AND
               LIQUIDATION PROVIDING FOR THE COMPLETE DISSOLUTION, LIQUIDATION, AND TERMINATION OF THE GAM GLOBAL FUND.

PROPOSAL TWO:  APPROVAL OR  DISAPPROVAL  OF  PROPOSED  PLAN OF  DISSOLUTION  AND
               LIQUIDATION PROVIDING FOR THE COMPLETE DISSOLUTION, LIQUIDATION, AND TERMINATION OF THE GAM JAPAN CAPITAL FUND.

REASONS FOR THE LIQUIDATION

        The Board of Directors of the Company recommends the liquidation of the Global Fund and the Japan Fund (the "Liquidation Funds"). The Global Fund initially commenced operations on May 28, 1986. The Japan Fund initially commenced operations on July 1, 1994. As of April 30, 2004, the Global Fund had assets of approximately $5,747,152 million and the Japan Capital Fund had assets of approximately $1,793,530 million. The low level of assets in the Liquidation Funds have resulted in unfavorable expense ratios, and consequently the Liquidation Funds are not deemed to be of an economically viable size.

        On November 5, 2003, the Board of Directors of the Company, including a majority of the directors who are not "interested persons" of the Company (the "Independent Directors"), approved the submission of a Plan of Dissolution and Liquidation for each Liquidation Fund in the form attached to this proxy statement as Exhibit 1 (the "Liquidation Plan") to the shareholders of each Liquidation Fund. The Board of Directors recommends that the shareholders of each Liquidation Fund vote FOR the approval of the Liquidation Plan described below. In reaching its decision to submit the Liquidation Plan to the shareholders of each Liquidation Fund, the Board of Directors considered the small size and limited growth prospects of each Liquidation Fund, the continuing high level of fund expenses, and the level of assets that would be needed to decrease the expense ratio of each fund. The Board also considered the possibility of using fee reimbursement as a marketing strategy to increase the level of assets in the Liquidation Funds. The Board also considered the potential tax consequences to shareholders resulting from the liquidation of each Liquidation Fund (see "Federal Income Tax Consequences" on page 8). In short, given current circumstances, the Board believes it is unlikely that either fund will achieve a viable size. Accordingly, after considering various alternatives, the Board recommends the liquidation of the Global Fund and the Japan Fund as the most appropriate course of action.

        Generally, the Liquidation Plan of each Liquidation Fund provides for the fund's dissolution, liquidation, and subsequent termination. The investment adviser of each Liquidation Fund has agreed to assume the costs and expenses associated with the fund's liquidation, excepting brokerage commissions, taxes, and extraordinary expenses, if any. The Liquidation Plans will not impose a new fee or expense or increase any existing fee or expense to be paid by the Liquidation Funds or their shareholders.

DESCRIPTION OF THE LIQUIDATION PLANS AND RELATED TRANSACTIONS

        The following discussion summarizes the important terms of each Liquidation Plan. This summary is qualified in its entirety by reference to each Liquidation Plan itself. Each Liquidation Plan provides for the orderly liquidation of the assets of the Liquidation Fund, distribution of net liquidation proceeds, and subsequent termination of the Liquidation Fund. If the shareholders of a Liquidation Fund approve the Liquidation Plan, the investment advisor of each Liquidation Fund will liquidate the Liquidation Fund's assets on such terms and conditions as the advisor shall determine to be reasonable and in the best interests of the Liquidation Fund and its shareholders.

        Each Liquidation Plan will become effective on the date it is approved by the shareholders of the Liquidation Fund (the "Effective Date"). Commencing on the Effective Date, each Liquidation Fund will wind up its business and affairs and, as soon as is practicable, distribute its net assets to shareholders after paying or providing for all known liabilities. During the winding up period, each Liquidation Fund may invest a significant portion of its assets in short-term instruments, such as variable rate demand notes. In addition, each Liquidation Fund may hold a substantial amount of uninvested cash (possibly in excess of its normal investment limitation of 20%).

        As soon as practicable after liquidating its assets to cash and paying or providing for liabilities, each Liquidation Fund will distribute its net liquidation proceeds to all remaining shareholders of each class of its shares. Liquidation distributions shall be calculated using the respective net asset value per share of each class of shares as determined in accordance with the Liquidation Fund's most recent prospectus and statement of additional information, as supplemented (a "Liquidation Distribution"). Before liquidating, each Liquidation Fund may make one or more dividend distributions of tax-exempt income and income or capital gain realized on the disposition of portfolio securities. It is anticipated that Liquidation Distributions shall be paid directly by check made payable to the shareholder of record. The final liquidating distribution to the shareholders of a Liquidation Fund shall be in complete redemption and cancellation of all of the outstanding shares of the Liquidation Fund. Approval and adoption of a Liquidation Plan will not impair a shareholder's right to redeem his or her Liquidation Fund shares. Accordingly, at any time prior to the close of business on the Liquidation Date (as defined in the Liquidation Plan), a shareholder may redeem shares in accordance with the redemption procedures described in the Liquidation Fund's most recent prospectus, as supplemented.

        GAM Services has agreed to waive any contingent deferred sales charge ("CDSC") that might otherwise apply to a Liquidation Distribution. GAM Services has also agreed to waive any CDSC applicable to a redemption of shares of the Liquidation Funds made prior to or on the Liquidation Date. The officers of each Liquidation Fund are authorized to perform any acts necessary or appropriate to consummate the transactions contemplated by the Liquidation Plan as well as to execute and deliver any documents necessary to liquidate the Liquidation Fund's assets, terminate the Liquidation Fund, or otherwise carry out the Liquidation Plan. The officers of each Liquidation Fund shall serve in their present capacities until such time as the Liquidation Fund is legally terminated.

FEDERAL INCOME TAX CONSEQUENCES

        The following summary provides general information on the federal income tax consequences of a shareholder's receipt of a Liquidation Distribution. This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.

        Pursuant to its respective Liquidation Plan, each Liquidation Fund will sell its assets and distribute the proceeds to its shareholders. Each
Liquidation Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), during the short taxable year ending on the Liquidation Date. The sale of the assets of each Liquidation Fund may accelerate the Liquidation Fund's realization of income, gains, and losses. As of December 31, 2003, both the Global Fund and the Japan Fund had substantial capital loss carryforwards that could be used to offset capital gains.

        For federal income tax purposes, the liquidation of a Liquidation Fund will be a taxable event for shareholders and may result in a shareholder's recognition of taxable income, gain or loss on the redemption of Liquidation Fund shares in connection with the Liquidation Distribution. A shareholder's receipt of a Liquidation Distribution will be viewed as a sale of his or her shares of the Liquidation Fund in exchange for an amount equal to the Liquidation Distribution. Each shareholder generally will recognize gain or loss measured by the difference between the adjusted tax basis in the shares and the Liquidation Distribution received from the Liquidation Fund. Assuming the shares are held as a capital asset, the gain or loss generally will be characterized as a capital gain or loss.

        If a shareholder realizes a loss on the redemption of any of her Liquidation Fund shares that she has held for six months or less on the date of the redemption, then the loss will be disallowed for federal income tax purposes to the extent of the amount of any exempt-interest dividends the shareholder has received with respect to that share. The Liquidation Distribution will be considered a redemption for purposes of these rules. In addition, if a shareholder realizes a loss on the redemption of any of her Liquidation Fund shares that she has held for six months or less as of the date of the redemption, then the loss to the extent not otherwise disallowed will be treated as a long-term capital loss for federal income tax purposes to the extent of the amount of any capital gain dividends the shareholder has received with respect to that share. The Liquidation Distribution will be considered a redemption for purposes of these rules.

        Liquidation Distributions paid to individuals and certain other non-corporate shareholders may be subject to backup withholding at a rate of 28% if such shareholders fail to certify that their social security number or taxpayer identification number is correct and that they are not subject to backup withholding.

        The receipt of a Liquidation Distribution by an individual retirement account or individual retirement annuity ("IRA") that holds shares generally will not be included in the IRA owner's gross income for federal income tax purposes.

        If, however, under the terms of the IRA, the Liquidation Distribution must be distributed immediately to the IRA owner, the distribution would be taxable as ordinary income to such IRA owner for federal income tax purposes for the year in which the IRA owner receives the distribution. In addition, if the IRA owner has not attained the age of 59-1/2, the distribution generally would be subject to an additional 10% early withdrawal penalty. Nonetheless, in such a situation, a taxable event may be avoided either: (i) by transferring the IRA account balance before it is distributed directly to another IRA custodian or trustee; or (ii) by rolling over the distribution within 60 days of the date of the distribution to another IRA. All or any part of the assets in an IRA may be rolled over only once in any consecutive twelve-month period; therefore, a rollover will not be a viable option if the IRA was rolled over at any time within the twelve-month period preceding the date of the Liquidation Distribution. There are many rules governing IRAs and the transfer and rollover treatment of IRA assets. In addition, tax results may vary depending on the status of the IRA owner. Therefore, owners of IRAs that will receive Liquidation Distributions should consult with their own tax advisors for more complete information regarding the tax consequences of Liquidation Distributions.

        This summary of the federal income tax consequences is generally applicable to shareholders who are individual United States citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to other shareholders, such as corporations, trusts, estates, tax-exempt organizations or non resident aliens. This summary does not address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the Liquidation Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis.

        No tax ruling has been or will be requested from the Internal Revenue Service regarding the payment or receipt of a Liquidation Distribution. The statements above are not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will concur with this summary or that the tax consequences to any shareholder upon receipt of a Liquidation Distribution will be as described above.

PAYMENT BY A LIQUIDATION FUND OF LIQUIDATION DISTRIBUTIONS WILL BE A TAXABLE EVENT. BECAUSE THE INCOME TAX CONSEQUENCES FOR A PARTICULAR SHAREHOLDER MAY VARY DEPENDING ON INDIVIDUAL CIRCUMSTANCES, EACH SHAREHOLDER SHOULD CONSULT HIS OR HER PERSONAL TAX ADVISOR CONCERNING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF RECEIVING A LIQUIDATION DISTRIBUTION.

CONCLUSION

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED PLAN OF DISSOLUTION AND LIQUIDATION OF

EACH LIQUIDATION FUND. Each Liquidation Plan will become effective immediately upon approval.

                                      * * *

PROPOSAL THREE: TO APPROVE A PLAN OF  REORGANIZATION  PROVIDING FOR THE EXCHANGE
                THE   CLASS  D  SHARES   FOR  THE  CLASS  A  SHARES OF  THE  GAM
                INTERNATIONAL FUND.

PROPOSAL FOUR:  TO APPROVE A PLAN OF REORGANIZATION  PROVIDING  FOR THE EXCHANGE
                THE CLASS D SHARES FOR THE CLASS A SHARES OF THE GAM PACIFIC BASIN FUND.

REASONS FOR THE REORGANIZATION

        The Board of Directors of the Company recommends the reorganization of the International Fund and Pacific Fund (the "Reorganization Funds"). Investors in mutual funds now generally prefer to invest in shares subject to a lower front-end sales load, rather than shares subject to a higher front-end load, such as the Class D Shares. Moreover, the Reorganization Funds have high expense ratios that place them at a competitive disadvantage. Accordingly, the Board of Directors believes that the exchange of the Class D Shares for the Class A Shares can address both issues by lowering the front-end load, thereby making the funds more attractive to potential investors, and gaining economies of scale, thereby reducing the expense ratios.

        On November 5, 2003, the Board of Directors, including a majority the Independent Directors, approved the submission of the Plan of Reorganization for each Reorganization Fund in the form attached to this proxy statement as Exhibit 2 (the "Reorganization Plan") to the shareholders of each of the Reorganization Funds. The Board of Directors recommends that the shareholders of each Reorganization Fund vote FOR the approval of the Reorganization Plan described below. In reaching its decision to submit the Reorganization Plan to the shareholders of each Reorganization Fund, the Board of Directors considered the high front-end load of the Class D Shares and the future sales prospects of the Class D Shares, as well as the effect of these factors on the overall level of expenses in respect of the Class D Shares. It also considered the possibility of using fee reimbursement as a marketing strategy to increase the level of assets in the Reorganization Funds. In reaching its decision, the Board also considered the potential tax consequences to shareholders resulting from the reorganization (see "Federal Income Tax Consequences" on page 12). Accordingly, after considering various alternatives, the Board recommends the reorganization of the International Fund and Pacific Fund as the most appropriate course of action.

        Generally, the Reorganization Plan of each Reorganization Fund provides for the transfer of Class D Shares in exchange for Class A Shares of the same fund. The investment advisor of the Reorganization Funds has agreed to assume the costs and expenses associated with the fund's reorganization, excepting brokerage commissions, taxes, and extraordinary expenses, if any. There will be no administrative fees, redemption fees or deferred sales loads charged to shareholders who exchange their Class D Shares for Class A Shares. The Reorganization Plans will not impose a new fee or expense or increase any existing fee or expense to be paid by the Reorganization Funds or their shareholders.

DESCRIPTION OF THE REORGANIZATION PLANS

        The description of the Reorganization Plan in this proxy statement is qualified in its entirety by reference to each Reorganization Plan itself, a form of which is attached to this proxy statement as Exhibit 2. Each Reorganization Plan provides for the transfer of all of the Class D Shares of each of the Reorganization Funds in exchange for Class A Shares of the respective Reorganization Fund. The total number of issued and outstanding Class A Shares and Class D Shares can be found on the table on page 3. The
Reorganization Plans provide for the distribution on the day following the valuation date, or on such other date as may be agreed upon by the Board of Directors of the Company (the "Effective Time of Reorganization"), of full and fractional shares of the Class A Shares to the holders of Class D Shares of record. The Reorganization Plans provide that at the Effective Time of Reorganization, the number of Class A Shares issued in exchange for the Class D Shares will have an aggregate net asset value equal to the aggregate net asset value of the Class D Shares being exchanged. If the shareholders of the Reorganization Funds approve Proposals 3 and 4, all of the Class D Shares of each Reorganization Fund will be exchanged for Class A Shares of the same respective Reorganization Fund at the Effective Time of Reorganization.

        The Class A Shares exchanged for the Class D Shares will have the same class structure, including fees and expenses, as the currently outstanding Class A Shares of each respective Reorganization Fund. There will be no effect on the rights of existing shareholders in any of the Reorganization Funds upon consummation of the exchange.

FEDERAL INCOME TAX CONSEQUENCES

        The share exchange is expected to qualify as a tax-free transaction under Section 1036 of the Code and should also qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(E) of the Code. As a consequence, the share exchange will be tax-free for the holders of the Class D Shares.

CONCLUSION

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED PLAN OF REORGANIZATION OF EACH REORGANIZATION FUND. Each Plan of Reorganization will become effective immediately upon approval.

                            SUPPLEMENTAL INFORMATION

                              SHAREHOLDER PROPOSALS

        The Company does not ordinarily hold annual meetings of shareholders. Any shareholder desiring to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send written proposals to the Company at GAM Funds, Inc., 135 East 57th Street, New York, New York 10022. Any proposal should be received a reasonable time prior to the date of the meeting of shareholders to be considered for inclusion in the materials for the meeting.

                             ADDITIONAL INFORMATION

         The presence in person or by proxy of the holders of a majority of the outstanding voting shares of the appropriate Fund is required to constitute a quorum for the Special Meeting. In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposal. In determining whether to adjourn a Special Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the Proposals or on any other matter that may properly come before a Special Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those proxies required to be voted "AGAINST" any such Proposal against any adjournment.

        Approval of each of Proposals 1 and 2 will require the affirmative vote of a majority of the votes cast at the Special Meeting by the outstanding voting shares of the appropriate Fund. Approval of each of Proposals 3 and 4 will require the affirmative vote of a majority of the votes cast at the Special Meeting by the outstanding Class D voting shares of the appropriate Fund. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each Proposal.

                                  OTHER MATTERS

         Management does not know of any matters to be presented at the Special Meeting other than those stated and described in this proxy statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

         If you cannot attend the Special Meeting in person, please complete and sign the enclosed proxy and return it in the envelope provided or use the toll-free telephone number in the proxy card to vote your shares so that the meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.

Dated:   ________________, 2004

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR VOTE VIA THE INTERNET ADDRESS PROVIDED ON THE PROXY CARD.

                                 GAM GLOBAL FUND
                                 GAM FUNDS, INC.

                                      PROXY

                    PROXY SOLICITED BY BOARD OF DIRECTORS FOR
                   SPECIAL MEETING TO BE HELD ON JULY 12, 2004

         The undersigned hereby appoints MICHAEL BESSEL, KEVIN J. BLANCHFIELD, and TERESA B. RIGGIN, or any of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all shares of the GAM Global Fund Series of GAM Funds, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on July 12, 2004, at 3:00 p.m., local time, and any adjournments thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

         PROPOSAL 1: To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation, and termination of the GAM Global Fund.
                                   FOR             AGAINST            ABSTAIN
                                   [  ]              [  ]               [  ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

         Please Sign Here and Return Promptly

                           Signature:  ____________________ Dated:__________

                           Signature:  ____________________

         Please sign exactly as your name or names appear on your share certificates. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

                             GAM JAPAN CAPITAL FUND
                                 GAM FUNDS, INC.

                                      PROXY

                    PROXY SOLICITED BY BOARD OF DIRECTORS FOR
                   SPECIAL MEETING TO BE HELD ON JULY 12, 2004

         The undersigned hereby appoints MICHAEL BESSEL, KEVIN J. BLANCHFIELD, and TERESA B. RIGGIN, or any of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all shares of the GAM Japan Capital Fund Series of GAM Funds, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on July 12, 2004, at 3:00 p.m., local time, and any adjournments thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

         PROPOSAL 2: To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation, and termination of the GAM Japan Capital Fund.
                                   FOR             AGAINST            ABSTAIN
                                   [  ]              [  ]               [  ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

         Please Sign Here and Return Promptly

                           Signature:  ____________________ Dated:__________

                           Signature:  ____________________

         Please sign exactly as your name or names appear on your share certificates. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

                              CLASS D SHAREHOLDERS
                             GAM INTERNATIONAL FUND
                                 GAM FUNDS, INC.

                                      PROXY

                    PROXY SOLICITED BY BOARD OF DIRECTORS FOR
                   SPECIAL MEETING TO BE HELD ON JULY 12, 2004

         The undersigned hereby appoints MICHAEL BESSEL, KEVIN J. BLANCHFIELD, and TERESA B. RIGGIN, or any of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all Class D shares of the GAM International Fund Series of GAM Funds, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on July 12, 2004, at 3:00 p.m., local time, and any adjournments thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

         PROPOSAL 3: To approve a Plan of Reorganization providing for the exchange of the Class D Shares for the Class A Shares of the GAM International Fund.
                                   FOR             AGAINST            ABSTAIN
                                   [  ]              [  ]               [  ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

         Please Sign Here and Return Promptly

                           Signature:  ____________________ Dated:__________

                           Signature:  ____________________

         Please sign exactly as your name or names appear on your share certificates. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

                              CLASS D SHAREHOLDERS
                             GAM PACIFIC BASIN FUND
                                 GAM FUNDS, INC.

                                      PROXY

                    PROXY SOLICITED BY BOARD OF DIRECTORS FOR
                   SPECIAL MEETING TO BE HELD ON JULY 12, 2004

         The undersigned hereby appoints MICHAEL BESSEL, KEVIN J. BLANCHFIELD, and TERESA B. RIGGIN, or any of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all Class D shares of the GAM Pacific Basin Fund Series of GAM Funds, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on July 12, 2004, at 3:00 p.m., local time, and any adjournments thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 4 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

         PROPOSAL 4: To approve a Plan of Reorganization providing for the exchange of the Class D Shares for the Class A Shares of the GAM Pacific Basin Fund.
                                   FOR             AGAINST            ABSTAIN
                                   [  ]              [  ]               [  ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

         Please Sign Here and Return Promptly

                           Signature:  ____________________ Dated:__________

                           Signature:  ____________________

         Please sign exactly as your name or names appear on your share certificates. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.